UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

Fauquier Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-25805 (Commission File Number)	54-1288193 (I.R.S. Employer Identification No.)
10 Courthouse Square, Warrenton, Virginia (Address of principal executive offices)		20186 (Zip Code)

Registrant’s telephone number, including area code: 540 347-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 24, 2007, Fauquier Bankshares, Inc. issued a press release commenting on second quarter 2007 earnings. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99	Fauquier Bankshares, Inc. press release dated July 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAUQUIER BANKSHARES, INC. (Registrant)

/s/ Eric P. Graap
Eric P. Graap Senior Vice President and Chief Financial Officer

Date: July 24, 2007

Exhibit Index

Exhibit Number	Exhibit Description

99	Fauquier Bankshares, Inc. press release dated July 24, 2007